Exhibit 10.1

AMENDMENT TO CREDIT AGREEMENT

July 10, 2020

This AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of the date hereof, is made by and among CPI CG INC., a Delaware corporation (the “Borrower”), CPI CARD GROUP INC., a Delaware corporation (“Holdings”), the other Loan Parties, the Lenders party hereto (the “Consenting Lenders”), GLAS USA LLC, as administrative agent for the lenders (in such capacity, the “Administrative Agent”), and GLAS Americas LLC, as collateral agent for the lenders (in such capacity, the “Collateral Agent”, and together with the Administrative Agent, the “Agents” and each an “Agent”)).

PRELIMINARY STATEMENTS:

WHEREAS, the Borrower, Holdings, the Lenders party thereto and the Agents entered into that certain Credit Agreement, dated as of August 17, 2015 (as amended, restated, supplemented or otherwise modified from time to time, including the First Amendment to First Lien Credit Agreement, dated as of December 31, 2016, and the First Lien Amending Agreement, dated as of March 6, 2020, the “Credit Agreement”). Unless otherwise defined herein, capitalized terms shall have the meanings set forth in the Credit Agreement;

WHEREAS, pursuant to Section 4 of the First Lien Amending Agreement, the Borrower is required to deliver duly executed Control Agreements as set forth therein;

WHEREAS, each Lender has agreed to indemnify the Agents on the terms set forth in Section 8.12(b) of the Credit Agreement; and

WHEREAS, certain Subsidiaries of Holdings and the Collateral Agent are party to that certain Deposit Account Control Agreement dated July 10, 2020 (the “Wells Fargo DACA”), among such Subsidiaries, the Collateral Agent, the Super Senior Administrative Agent, and Wells Fargo Bank, National Association, as depositary bank;

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged by each party hereto, it is agreed:

1.Amendment.  Subject to the satisfaction of the conditions set forth in Section 2 hereof, the Consenting Lenders (constituting the Required Lenders) hereby agree to amend Section 8.12 of the Credit Agreement by adding the following new clause (d) immediately after clause (c) thereof:

(d)Notwithstanding anything in this Agreement or the other Loan Documents to the contrary, to the extent the Collateral Agent or any of its Related Parties is entitled to indemnification under Section 8.12(b) in any matter relating to or arising out of, or in connection with or as a result of the Collateral Agent’s indemnification obligations under that certain Deposit Account Control Agreement dated July 10, 2020 by and among certain Subsidiaries of Holdings, the Collateral Agent, the Super Senior Administrative Agent, and Wells Fargo Bank, National Association (the “Wells Fargo DACA”), the Lenders agree to pay such amounts no later than three (3) days prior to the date the Collateral Agent is required to make any indemnification payment under the Wells Fargo DACA.

2.Conditions to Effectiveness.  The satisfaction (or waiver in writing by the Agents) of each of the following shall constitute conditions precedent to the effectiveness of the Amendment (such date being the “Amendment Effective Date”):

(a)Receipt by the Agents of a fully-executed copy of this Amendment by Holdings, the Borrower, the other Loan Parties, the Agents and the Required Lenders.

(b)Borrower shall pay all the invoiced out-of-pocket costs and expenses (including, without limitation, the reasonable fees and expenses of any attorneys retained by the Agents) required to be paid pursuant to Section 9.03 of the Credit Agreement and the reasonable fees and expenses of Paul Hastings LLP invoiced by Paul Hastings LLP, which costs, expenses and fees shall not to exceed $4,500 in the aggregate, in connection with the preparation, negotiation, execution and delivery of this Amendment and any documents and instruments relating hereto.

3.GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS; WAIVER OF JURY TRIAL.  THIS AMENDMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING GOVERNING LAW, JURISDICTION, CONSENT TO SERVICE OF PROCESS AND WAIVER OF JURY TRIAL SET FORTH IN SECTION 9.09 AND 9.10 OF THE CREDIT AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

4.Counterpart Execution; Electronic Transmission.  This Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be transmitted and/or signed by telefacsimile and by signatures delivered in ‘PDF’ format by electronic mail. Subject to any Requirement of Law, the effectiveness of any such documents and signatures shall have the same force and effect as an original copy with manual signatures and shall be binding on all Loan Parties, the Agents, and the Lenders.

5.Effect on Loan Documents.  The Borrower, Holdings, the other Loan Parties, the Administrative Agent, the Collateral Agent and the Consenting Lenders hereby acknowledge and agree that the Credit Agreement and each other Loan Document shall continue to be and remain unchanged and in full force and effect in accordance with the respective terms of each, except as expressly provided herein. Nothing herein shall be deemed to entitle the Borrower, Holdings, or the other Loan Parties to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or the other Loan Documents in similar or different circumstances. Nothing contained in this Amendment shall be construed or interpreted or is intended as a waiver of or limitation on any rights, powers, privileges, rights to indemnification or reimbursement, protections or remedies that the Administrative Agent, the Collateral Agent or the Lenders have or may have under the Credit Agreement or any other Loan Document (as amended pursuant to this Amendment) on account of any Default or Event of Default. From and after the Amendment Effective Date, (i) the term “Agreement” in the Credit Agreement, and all references to the Credit Agreement in any Loan Document, shall mean the Credit Agreement, as amended by, among other things, this Amendment, and (ii) the term “Loan Documents” in the Credit Agreement and the other Loan Documents shall include, without limitation, this Amendment, the Wells Fargo DACA and any other Control Agreement entered into in connection with the transactions contemplated by the Credit Agreement.

6.Entire Agreement.  This Amendment is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties hereto concerning its subject matter.

7.Agent Authorization. Each of the Consenting Lenders hereby authorizes and directs the Administrative Agent and the Collateral Agent to execute and deliver this Amendment, in each case on behalf of the Lenders and each of the Consenting Lenders acknowledges and agrees that the rights, powers, privileges, rights to indemnification or reimbursement, protections or remedies afforded the Administrative Agent and the Collateral Agent under the Credit Agreement and the other Loan Documents

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shall apply to the execution hereof and any action (or inaction) required hereunder or in connection with the transactions contemplated hereunder.

8.Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

9.Severability.  In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

10.Receipt. The Collateral Agent in its capacity as the Designated First Lien Priority Representative under the Intercreditor Agreement acknowledges receipt of this Amendment for purposes of Section 6.03(e) of the Intercreditor Agreement.

[Signature pages follow]

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CPI CG INC., as Borrower

By:	/s/ John Lowe
Name: John Lowe
Title: Vice President

CPI CARD GROUP INC., as Holdings

By:	/s/ John Lowe
Name: John Lowe
Title: Vice President

OTHER LOAN PARTIES:

CPI CARD GROUP - INDIANA, INC.

By:	/s/ John Lowe
Name: John Lowe
Title: Vice President

CPI HOLDING CO.

By:	/s/ John Lowe
Name: John Lowe
Title: Vice President

CPI CARD GROUP - COLORADO, INC.

By:	/s/ John Lowe
Name: John Lowe
Title: Vice President

CPI CARD GROUP - MINNESOTA, INC.

By:	/s/ John Lowe
Name: John Lowe
Title: Vice President

CPI CARD GROUP - NEVADA, INC.

By:	/s/ John Lowe
Name: John Lowe
Title: Vice President

CPI CARD GROUP - TENNESSEE, INC.

By:	/s/ John Lowe
Name: John Lowe
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT]

GLAS USA LLC, as Administrative Agent for the Lenders

By:	/s/ Diana Gulyan
Name: Diana Gulyan
Title: Assistant Vice President

GLAS Americas LLC, as Collateral Agent for the Lenders

By:	/s/ Diana Gulyan
Name: Diana Gulyan
Title: Assistant Vice President

[SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT]

GUGGENHEIM LENDERS LISTED ON SCHEDULE I ATTACHED HERETO (excluding Private Debt Investors Feeder, LLC), severally and not jointly, acting by and through Guggenheim Partners Investment Management, LLC, as investment manager and not in its individual capacity

By:	/s/ Kevin M. Robinson
Name: Kevin M. Robinson
Title: Attorney-in-Fact

PRIVATE DEBT INVESTORS FEEDER, LLC
By: Guggenheim Corporate Funding, LLC, its Manager

By:	/s/ Kevin M. Robinson
Name: Kevin M. Robinson
Title: Attorney-in-Fact

[SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT]

GUGGENHEIM CREDIT SERVICES, LLC

By:	/s/ John F. Mulreaney
Name: John F. Mulreaney
Title: Attorney-in-Fact

[SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT]

SAVE I, LLC

By:	/s/ Justin Maroldi
Name: Justin Maroldi
Title: Assistant Secretary

[SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT]

SCHEDULE I

21st Century Fox America, Inc. Master Trust	21CF
Blue Cross and Blue Shield of Florida, Inc.	BCBS-FL
Verger Capital Fund LLC	VERGER
Chevron Master Pension Trust	CVR
Sonoma County Employees' Retirement Association	SNM
Guggenheim Loan Master Fund, Ltd.	GLF2
Cork Street CLO Designated Activity Company	CORK
Guggenheim U.S. Loan Fund II	QIF-II
Guggenheim U.S. Loan Fund	QIF-I
Guggenheim Funds Trust - Guggenheim Macro Opportunities Fund	GIO
I.A.M. National Pension Fund - Bank Loan Strategy	IAM-BL
Guggenheim Private Debt Fund Note Issuer, LLC	PDFNI
NZC Guggenheim Master Fund Limited	NZCG
Guggenheim U.S. Loan Fund III	QIF-III
Guggenheim Strategic Opportunities Fund	GOF-FI
Guggenheim Variable Funds Trust - Series F (Floating Rate Strategies Series)	GIF-VIT
Maverick Enterprises, Inc.	MAV
South Carolina Retirement Systems Group Trust	SOCAR
Wilshire Institutional Master Fund SPC - Guggenheim Alpha Segregated Portfolio	BP-ALPHA
EAF comPlan II - Private Debt	COMPLANFV
Endurance Specialty Insurance Ltd.	ESH2
Mercer Field II CLO Ltd.	MERCERII
1828 CLO Ltd.	1828CLO
Seven Sticks CLO Ltd.	7STICKS
Hempstead II CLO Ltd.	HEMPII
Private Debt Investors Feeder, LLC	PDIF